Exhibit 10.2

       Execution Version

FIRST AMENDMENT AND WAIVER TO
SECOND LIEN CREDIT AGREEMENT

     This FIRST AMENDMENT AND WAIVER TO SECOND LIEN CREDIT AGREEMENT, dated as of May 1, 2008 (this “Amendment”), to the Second Lien Credit Agreement referred to below, by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), GoAmerica, Inc., a Delaware corporation (“Borrower”) and Clearlake Capital Group, L.P., as administrative agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”).

W I T N E S S E T H

     WHEREAS, Borrower, Administrative Agent and the Lenders are parties to that certain Second Lien Credit Agreement, dated as of January 10, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Second Lien Credit Agreement”); and

     WHEREAS, Administrative Agent and Required Lenders have agreed to waive, pursuant to and in accordance with the terms of the Second Lien Credit Agreement, certain Events of Default, in the manner, and on the terms and conditions provided for herein; and

     WHEREAS, Borrower has requested, and Administrative Agent and Required Lenders have agreed, to amend the Second Lien Credit Agreement in the manner, and on the terms and conditions, provided for herein.

     NOW THEREFORE, in consideration of the promises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Loan Parties, Administrative Agent and Lenders hereby agree as follows:

     1.                   Definitions. Capitalized terms not otherwise defined herein (including in the Recitals hereto) shall have the meanings ascribed to them in the Second Lien Credit Agreement.

     2.                   Waiver. Pursuant to Section 11.1(a)(2) of the Second Lien Credit Agreement, as of the First Amendment Effective Date (as hereinafter defined), Administrative Agent and Required Lenders hereby waive the Events of Default under Section 9.1(c) of the Second Lien Credit Agreement resulting solely from the failure of the Borrower to comply with Schedule 7.15(2) of the Second Lien Credit Agreement prior to the First Amendment Effective Date; provided, that the Borrower complies with such Schedule 7.15(2) as amended hereby.

     3.                   Amendment. Pursuant to Section 11.1(a)(3) of the Second Lien Credit Agreement, as of the First Amendment Effective Date, Schedule 7.15(2) of the Second Lien Credit Agreement is hereby amended by deleting “90” where it appears in such Schedule 7.15(2) and substituting in lieu thereof “180” and by deleting “at least one year after the Scheduled Term Loan Maturity Date” and substituting in lieu thereof “no earlier than January 10, 2015”.

     4.                   Remedies. This Amendment shall constitute a Loan Document. The breach by any Loan Party of any covenant or agreement in this Amendment (including Section 2 hereof) shall constitute an immediate Event of Default hereunder and under the other applicable Loan Documents.

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     5.                   Representations and Warranties. To induce Administrative Agent and Required Lenders to enter into this Amendment, the Borrower (and, to the extent set forth in any other Loan Document, each other Loan Party) hereby jointly and severally represents and warrants that:

          (a)                The execution, delivery and performance by each Loan Party of this Amendment and the performance of the Second Lien Credit Agreement as amended by this Amendment (the “Amended Second Lien Credit Agreement”) (i) are within such Loan Party’s corporate or similar powers and, at the time of execution thereof, have been duly authorized by all necessary corporate and similar action (including, if applicable, consent of the holders of its Securities), (ii) do not (A) contravene such Loan Party’s Constituent Documents, (B) violate any material Requirement of Law in any material respect, (C) in any material respect, conflict with, contravene, constitute a default or breach under any material Contractual Obligation of any Loan Party or any of its Subsidiaries, or result in or permit the termination or acceleration of any such material Contractual Obligation, or (D) result in the imposition of any Lien (other than a Permitted Lien) upon any property of any Loan Party or any of its Subsidiaries and (iii) do not require any Permit of, or filing with, any Governmental Authority or any consent of, or notice to, any Person.

          (b)                From and after its delivery to the Administrative Agent, this Amendment has been duly executed and delivered to the other parties hereto by each Loan Party party hereto and this Amendment and the Amended Second Lien Credit Agreement is the legal, valid and binding obligation of such Loan Party and is enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally or by general equitable principles relating to enforceability.

          (c)                No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.

          (d)                No action, claim or proceeding is now pending or, to the knowledge of any Loan Party, threatened against any Loan Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which (i) challenges any Loan Party’s right, power, or competence to enter into this Amendment or perform any of its obligations under this Amendment, the Amended Second Lien Credit Agreement or any other Loan Document, or the validity or enforceability of this Amendment, the Amended Second Lien Credit Agreement or any other Loan Document or any action taken under this Amendment, the Amended Second Lien Credit Agreement or any other Loan Document or (ii) if determined adversely, is reasonably likely to have or result in a Material Adverse Effect.

          (e)                After giving effect to this Amendment, the representations and warranties of Borrower and the other Loan Parties contained in the Amended Second Lien Credit Agreement and each other Loan Document are true and correct in all material respects (provided, that if any representation or warranty is by its terms qualified by concepts of materiality, such representation shall be true and correct in all respects) on and as of the First Amendment Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

     6.                   No Amendments/Waivers. The Second Lien Credit Agreement and the other Loan Documents shall continue to be in full force and effect in accordance with their respective terms and, except as expressly provided herein, shall be unmodified. In addition, except as expressly provided herein, this Amendment shall not be deemed an amendment, consent or waiver of any term or condition

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of any Loan Document or a forbearance by Administrative Agent or Lenders with respect to any right or remedy which Administrative Agent or Lenders may now or in the future have under the Loan Documents, at law or in equity or otherwise or be deemed to prejudice any rights or remedies which Administrative Agent or Lenders may now have or may have in the future under or in connection with any Loan Document or under or in connection with any Default or Event of Default which may now exist or which may occur after the date hereof.

     7.                   Expenses. Each of Borrower and each other Loan Party hereby reconfirms its respective obligations pursuant to Section 11.3 of the Second Lien Credit Agreement and to pay and reimburse Administrative Agent, for all reasonable costs and expenses (including, without limitation, reasonable fees of one legal counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

     8.                   Affirmation of Existing Loan Documents. After giving effect to this Amendment, each Loan Party (a) confirms and agrees that its obligations under each of the Loan Documents to which it is a party shall continue without any diminution thereof and shall remain in full force and effect on and after the date hereof, and (b) confirms and agrees that the Liens granted pursuant to the Collateral documents to which it is a party shall continue without any diminution thereof and shall remain in full force and effect on and after the date hereof.

     9.                   Effectiveness. This Amendment shall become effective as of April 9, 2008 (the “First Amendment Effective Date”) only upon satisfaction in full in the judgment of Administrative Agent of each of the following conditions on or prior to the date hereof:

          (a)                Amendment. Agents shall have received four (4) copies of this Amendment duly executed and delivered by Administrative Agent, the Required Lenders and the Borrower.

          (b)                Payment of Fees and Expenses. Borrower shall have paid all costs, fees and expenses owing in connection with this Amendment and the other Loan Documents and due to Administrative Agent (including, without limitation, reasonable legal fees and expenses of one legal counsel).

     10.               GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     11.               Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature page follows]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

GOAMERICA, INC., as Borrower

By: /s/ Donald G. Barnhart
Name: Donald G. Barnhart
Title: Senior Vice President

[Signature Page to First Amendment and Waiver]

ADMINISTRATIVE AGENT AND LENDERS:

CLEARLAKE CAPITAL GROUP, L.P., as Administrative Agent
By: CCG Operations, LLC
Its: General Partner

By: /s/ Behdad Eghbali
Name: Behdad Eghbali
Title: Authorized Signatory

[Signature Page to First Amendment and Waiver]

Reservoir Capital Partners, L.P., as Lender By: RCP GP, LLC, its general partner

By: /s/ Celia A. Felsher
Name: Celia A. Felsher
Title: Chief Operating Officer & General Counsel

Reservoir Capital Investment Partners, L.P., as Lender By: RCIP GP, LLC, its general partner

By: /s/ Celia A. Felsher
Name: Celia A. Felsher
Title: Chief Operating Officer & General Counsel

Reservoir Capital Master Fund II, L.P., as Lender By: Reservoir Capital Group, L.L.C., its general partner

By: /s/ Celia A. Felsher
Name: Celia A. Felsher
Title: Chief Operating Officer and General Counsel

[Signature Page to First Amendment and Waiver]